                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 2, 2005

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
       on behalf of the Carrington Home Equity Loan Trust, Series 2005-NC4
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                 333-124562                20-2698835
            --------                -----------                ----------
(State of Other Jurisdiction of     (Commission             (I.R.S. Employer
         Incorporation)             File Number)           Identification No.)

        Nine Greenwich Office Park
          Greenwich, Connecticut                                  06831
          ----------------------                                  -----
     (Address of Principal Executive                            (Zip Code)
                 Offices)

Registrant's telephone number, including area code, is (203) 661-6186

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                                       -2-

Item 8.01. Other Events.

     Filing of Computational Materials

     In connection with the proposed offering of the Carrington Home Equity Loan
Trust, Series 2005-NC4 Asset-Backed Pass-Through Certificates (the
"Certificates"), Bear Stearns & Co., Inc. (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Stanwich Asset Acceptance Company, L.L.C. (the "Company")
provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the
Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean tables, charts and/or text displaying or describing, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 through Exhibit 99.2 are hereto attached.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits

          99.1 Computational Materials

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                       By: /s/ Bruce M. Rose
                                           -------------------------------------
                                           Name:  Bruce M. Rose
                                           Title:  President

Dated: August 2, 2005

EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------

   99.1         Computational Materials